                                                                     Exhibit 3.9
[LOGO]         STATE OF RHODE ISLAND AND PROVIDENCE PLANTATIONS
                       Office of the Secretary of State

               JAMES R. LANGEVIN, Secretary of State

                              Date: APRIL 4, 2000

                       SEMICONDUCTOR COMPONENTS INDUSTRIES
                      INTERNATIONAL OF RHODE ISLAND, INC.
                                   (10 PAGES)

               A TRUE COPY WITNESSED UNDER THE SEAL OF THE STATE
                   OF RHODE ISLAND AND PROVIDENCE PLANTATIONS



                                   /s/ James R. Langevin

[SEAL OF THE STATE                 Secretary of State
OF RHODE ISLAND]
                                By /s/ Jeanne-Marie DiMasi
                                   -----------------------

Filing Fee $50.00                                              ID Number: 90497


                STATE OF RHODE ISLAND AND PROVIDENCE PLANTATIONS
                        Office of the Secretary of State
[LOGO]                       Corporations Division
                             100 North Main Street
                      Providence, Rhode Island  02903-1335

                              BUSINESS CORPORATION
                                 ______________

                          ARTICLES OF AMENDMENT TO THE
                           ARTICLES OF INCORPORATION
                      (To Be Filed In Duplicate Original)


Pursuant to the provisions of Section 7-1.1-56 of the General Laws, 1956, as amended, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

1. The name of the corporation is CHERRY SEMICONDUCTOR INTERNATIONAL, INC.

2. The shareholders of the corporation (or, where no shares have been issued, the board of directors of the corporation) on April 3, 2000, in the manner prescribed by Chapter 7-1.1 of the General Laws, 1956, as amended, adopted the following amendment(s) to the Articles of Incorporation:

                              [Insert Amendments]
     (If additional space is required, please list on separate attachment)

_______________________________________________________________________________
   "FIRST: The name of the corporation is Semiconductor Components Industries
_______________________________________________________________________________
                      International of Rhode Island, Inc."
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________

3. The number of shares of the corporation outstanding at the time of such adoption was 100; and the number of shares entitled to vote thereon was 100.

4. The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows: (If inapplicable, insert "none.")

                    Class                         Number of Shares
                    _____                         ________________

                    None
_____________________________________    ______________________________________
_____________________________________    ______________________________________
_____________________________________    ______________________________________

5. The number of shares voted for such amendment was 160,190; and the number of shares voted against such amendment was -0-.

6. The number of shares of each class entitled to vote thereon as a class voted for and against such amendment, respectively, was: (if inapplicable, insert "none.")

                                              Number of Shares Voted
                                    ___________________________________________

          Class                      For                    Against
          _____                      ___                    _______

           None
_________________________  _________________________  _________________________
_________________________  _________________________  _________________________
_________________________  _________________________  _________________________

7. The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effective, is as follows: (If no change, so state)

                                   No change
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

8. The manner in which such amendment effects a change in the amount of stated capital, and the amount (expressed in dollars) of stated capital as changed by such amendment, are as follows: (If no change, so state)

                                   No change
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

9. As required by Section 7-1.1-57 of the General laws, the corporation has paid all fees and franchise taxes.

10. Date when amended is to become effective             upon filing
                                              __________________________________
                                     (not prior to, nor more than 30 days after,
                                      the filing of these articles of amendment)

Date: April 3, 2000                  CHERRY SEMICONDUCTOR CORPORATION
      _____________        _____________________________________________________
                                            Print Corporate Name


                                         By         Steven P. Hanson
                                           ____________________________________
                                           [X] President  or
                                           [ ] Vice President (check one)
       [FILED
    APR. 03, 2000]
   [By  JMD 241350]                                      AND
                                                         ___

                                         By         JUDITH A. BOYLE
                                           ____________________________________
                                           [X] Secretary   or
                                           [ ] Assistant Secretary (check one)


STATE OF           ARIZONA
        _____________________________

COUNTY OF         MARICOPA
        _____________________________


     In PHOENIX, AZ, on this 3rd day of APRIL, 2000, personally appeared before me STEVEN P. HANSON/JUDITH A. BOYLE who, being by me first duly sworn, declared that he/she is the PRES./SEC of the corporation and that he/she signed the foregoing document as such officers of the corporation, and that the statements herein contained are true.

                                                       ANNMARIE KLEIN
                                         _______________________________________
                                         Notary Public
                                         My Commission Expires: 17-Dec-2001
                                                                ________________


   [ANNMARIE KLEIN]
[OFFICIAL NOTARY SEAL]

Filing Fee: $150.00

                          [State of Rhode Island Seal]

                STATE OF RHODE ISLAND AND PROVIDENCE PLANTATIONS

                        OFFICE OF THE SECRETARY OF STATE
                             CORPORATIONS DIVISION
                             100 NORTH MAIN STREET
                           PROVIDENCE, RI 02903-1335

                                                               Corp. I.D.#90487


                              BUSINESS CORPORATION

                                    --------

                           ARTICLES OF INCORPORATION

                                    --------

     The undersigned acting as incorporator(s) of a corporation under Chapter 7-1.1 of the General Laws, 1956, as amended, adopt(s) the following Articles of Incorporation for such corporation:

     FIRST: The name of the corporation is Cherry Semiconductor International, Inc.

             (A close corporation pursuant to Section 7-1.1-51 of the General Laws, 1956, as amended) (strike if inapplicable)

     SECOND: The period of its duration is (if perpetual, so state) perpetual

     THIRD:  The purpose or purposes for which the corporation is organized are:

             To conduct an international product, technical support and marketing business and to transact any or all other lawful business for which corporations may be incorporated under the Rhode Island Business Corporation Act, as the same may be from time to time amended hereafter.



                                                                           FILED
                                                                     JUL 12 1996
                                                                    By Illegible
                                                                          163802

     FOURTH: The aggregate number of shares which the corporation shall have authority to issue is:

     (a) If only one class: Total number of shares 8,000 shares common stock, $1.00 par value each
          (if the authorized shares are to consist of one class only, state the par value of such shares or a statement that all of such shares are to be without par value.)

                                       or

     (b) If more than one class: Total number of shares ________________. (State (A) the number of shares of each class thereof that are to have a par value and the par value of each share of each such class, and/or (B) the number of such shares that are to be without par value, and (C) a statement of all or any of the designations and the powers, preferences and rights, including voting rights, and the qualifications, limitations or restrictions thereof, which are permitted by the provisions of title 7 of the General Laws in respect of any class or classes of stock of the corporation and the fixing of which by the articles of association is desired, and an express grant of such authority as it may then be desired to grant to the board of directors to fix by vote or votes any thereof that may be desired but which shall not be fixed by the articles.)


     FIFTH:    Provisions (if any) dealing with the preemptive right of
shareholders pursuant to Section 7-1.1-24 of the General Laws, 1956, as amended:

The shareholders shall not have preemptive rights to acquire unissued or treasury shares or securities convertible into shares or carrying a right to subscribe to or acquire shares.

     SIXTH: Provisions (if any) for the regulation of the internal affairs of the corporation:

See Exhibit A attached hereto and made a part hereof.


     SEVENTH: The address of the initial registered office of the corporation is
1500 Fleet Center, Providence, RI 02903                          (add Zip Code)
and the name of its initial registered agent at such address is:

Gerald J. Petros, Esq.

                                                 /s/ Gerald J. Petros
                                                 -----------------------------
                                                 Signature of registered agent

     EIGHTH: The number of directors constituting the initial board of directors of the corporation is two (2) and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors are elected and shall qualify are:

     (If this is a close corporation pursuant to Section 7-1.1-51 of the General Laws, 1956, as amended, state the name(s) and address(es) of the officers of the corporation.)

           Name                                    Address

   Alfred S. Budnick             2000 South County Tr., East Greenwich, RI 02818

   Peter B. Cherry               2000 South County Tr., East Greenwich, RI 02818


     NINTH: The name and address of each incorporator is:

           Name                                    Address

   Malcolm Farmer III            1500 Fleet Center, Providence, RI 02903

                                   EXHIBIT A

     SIXTH: Provisions (if any) for the regulation of the internal affairs of the corporation:

I. (A) A Director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for breach of the Director's duty as a Director, except for (i) liability for any breach of the Director's duty of loyalty to the corporation or its shareholders, (ii) liability for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) liability imposed pursuant to the provisions of Section 43 of the Rhode Island Business Corporation Act, as amended (the "Act"), or (iv) liability for any transaction (other than transactions approved in accordance with Section
     37.1 of the Act) from which the Director derived an improper personal benefit. If the Act is amended to authorize corporate action further eliminating or limiting the personal liability of Directors, then the liability of a Director of the corporation shall be eliminated or limited to the fullest extent so permitted. Any repeal or modification of this provision by the corporation shall not adversely affect any right or protection of a Director of the corporation existing prior to such repeal or modification.

     (B) The Directors of the corporation may include provisions in the corporation's by-laws, or may authorize agreements to be entered into with each Director, officer, employee or other agent of the corporation (an "Indemnified Person"), for the purpose of indemnifying an Indemnified Person in the manner and to the extent permitted by the Act.

     In addition to the authority conferred upon the Directors of the corporation by the foregoing paragraph, the Directors of the corporation may include provisions in its by-laws, or may authorize agreements to be entered into with each Indemnified Person, for the purpose of indemnifying such person in the manner and to the extent provided herein:

     (i) The by-law provisions or agreements authorized hereby may provide that the corporation shall, subject to the provisions of this Article, pay, on behalf of an

     Indemnified Person any Loss or Expenses arising from any claim or claims which are made against the Indemnified Person (whether individually or jointly with other Indemnified Persons) by reason of any Covered Act of the Indemnified Person.

     (ii) For the purposes of this Article, when used herein

     (1) "Directors" means any or all of the directors of the corporation or those one or more shareholders or other persons who are exercising any powers normally vested in the board of directors;

     (2) "Loss" means any amount which an Indemnified Person is legally obligated to pay for any claim for Covered Acts and shall include, without being limited to, damages, settlements, fines, penalties or, with respect to employee benefit plans, excise taxes;

     (3) "Expenses" means any expenses incurred in connection with the defense against any claim for Covered Acts, including, without being limited to, legal, accounting or investigative fees and expenses or bonds necessary to pursue an appeal of an adverse judgment; and

     (4) "Covered Act" means any act or omission of an Indemnified Person in the Indemnified Person's official capacity with the Corporation and while serving as such or while serving at the request of the Corporation as a member of the governing body, officer, employee or agent of another corporation, including, but not limited to corporations which are subsidiaries or affiliates of the Corporation, partnership, joint venture, trust, other enterprise or employee benefit plan.

     (iii) The by-law provisions or agreements authorized hereby may cover Loss or Expenses arising from any claims made against a retired Indemnified Person, the estate, heirs or legal representative of a deceased Indemnified Person or the legal representative of an incompetent, insolvent or bankrupt Indemnified Person, where the Indemnified Person was an Indemnified Person at the time the Covered Act upon which such claims are based occurred.

     (iv) Any by-law provisions or agreements authorized hereby may provide for the advancement of Expenses to an Indemnified Person prior to the final disposition of any action, suit or proceeding, or any appeal therefrom, involving such Indemnified Person and based on the alleged commission by such Indemnified Person of a Covered Act, subject to an undertaking by or on behalf of such Indemnified Person to repay the same to the corporation if the Covered Act involves a claim for which indemnification is not permitted under clause (v), below, and the final disposition of such action, suit, proceeding or appeal results in an adjudication adverse to such Indemnified Person.

(v) The by-law provisions or agreements authorized hereby may not indemnify an Indemnified Person from and against any Loss, and the corporation shall not reimburse for any Expenses, in connection with any claim or claims made against an Indemnified Person which the corporation has determined to have resulted from: (1) any breach of the Indemnified Person's duty of loyalty to the corporation or its shareholders; (2) acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law; (3) action contravening Section 43 of the Act; or (4) a transaction (other than a transaction approved in accordance with Section 37.1 of the Act) from which the person seeking indemnification derived an improper personal benefit.

STATE OF RHODE ISLAND )               City )
                      )  In the            )  of Providence
COUNTY OF PROVIDENCE  )               Town )


in said County this 11th day of July, A.D. 1996 then personally appeared before me Malcolm Farmer III each and all known to me and known by me to be the parties executing the foregoing instrument, and they severally acknowledged said instrument by them subscribed to be their free act and deed.



                                            /s/ Laurie C. Wilkins
                                       --------------------------------
                                                 Notary Public

                                       Laurie C. Wilkins, Notary Public
                                State of Rhode Island and Providence Plantations
                                        My Commission Expires: 6/25/97

                                                  July 11, 1996



Secretary of State
Corporation Division
100 North Main Street
Providence, RI 02903

     Re:  Consent to Use Name--Cherry Semiconductor
          International, Inc.

Dear Sir:

     In connection with the filing of Articles of Incorporation by Cherry Semiconductor International, Inc., the undersigned hereby consents to the use of said corporate name and the filing of said Articles of Incorporation.


                                             CHERRY SEMICONDUCTOR CORPORATION


                                             By: /s/ [ILLEGIBLE]
                                                 ----------------------------
                                             Title: VP Finance

Filing Fee $20.00                                              ID Number:______

                STATE OF RHODE ISLAND AND PROVIDENCE PLANTATIONS
                        Office of the Secretary of State
[LOGO]                       Corporations Division
                             100 North Main Street
                      Providence, Rhode Island  02903-1335

                              BUSINESS CORPORATION

                                   ----------

                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                OR REGISTERED AGENT, OR BOTH, BY THE CORPORATION

Pursuant to the provisions of Section 7-1.1-12 or 7-1.1-107 of the General Laws, 1956, as amended, the undersigned corporation submits the following statement for the purpose of changing its registered office or its registered agent, or both, in the state of Rhode Island:

1. The name of the corporation is Semiconductor Components Industries International of Rhode Island, Inc.

2. The address of the registered office as PRESENTLY shown in the corporate records on file with the Rhode Island Secretary of State is:
   1500 Fleet Center, Providence, Rhode Island 02903

3. The address of the NEW registered office is:
   10 Weybosset Street, Providence, Rhode Island 02903

4. The name of the registered agent as PRESENTLY shown in the corporate records on file with the Rhode Island Secretary of State is:
   Gerald J. Petros

5. The name of the NEW registered agent is:
   C T Corporation System

6. The change of address of the registered office, or the appointment of a new registered agent, or both, as the case may be, shall become effective upon
   the filing of this statement, or on   upon filing
                                        ----------------------------------------
                                        (a date not prior to, nor more than 30
                                        days after, filing this statement)

7. The change was authorized by resolution duly adopted by its board of directors.


Date: 2/26/01        Semiconductor Components Industries International of Rhode
                     Island, Inc.
                     ----------------------------------------------------------
                                      Print Corporate Name


                                         By /s/ George H. Cave
                                            ------------------------------------
                                            Its President [ ]   or
                                            Its Vice President [ ]
  [FILED MAR 05, 2001]
  [By  CC #63 259976]


STATE OF ARIZONA
COUNTY OF MARICOPA


     In Phoenix, AZ, on this 26th day of February, 2001, personally appeared before me George H. Cave who, being by me first duly sworn, declared that he/she is the Vice President of the corporation and that he/she signed the foregoing document as such officer of the corporation, and that the statements herein contained are true.

                                         /s/ Linda C. Pascale
                                         ------------------------------------
                                         Notary Public
                                         My Commission Expires:---------------



               Notary Public State of Arizona
[NOTARY SEAL]  Maricopa County
               Linda C. Pascale
               Expires October 22, 2004


Form No. 640
Revised: 01/99
R1013-6/27/00 C T System Online